AIG RETIREMENT COMPANY I
Large Cap Core Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
(collectively, the “Funds”)
Supplement to Prospectus dated October 1, 2008
This supplement supersedes the supplement dated October 28, 2008.
Effective December 31, 2008 Wells Fargo & Company completed its acquisition of Wachovia Corporation (“Wachovia”), the now former parent company of Evergreen Investment Management Company, LLC (“Evergreen”). Evergreen serves as a sub-adviser to each of the Funds.
In the section titled “About ARC I’s Management — Investment Sub-Advisers — Evergreen,” the first paragraph is deleted in its entirety and replaced with the following:
“Evergreen has been managing mutual funds and private accounts since 1932 and managed over $142 billion in assets as of November 30, 2008. Evergreen is an indirectly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). “
Date: January 9, 2009

AIG RETIREMENT COMPANY I
Supplement to Statement of Additional Information dated October 1, 2008
Effective December 31, 2008 Wells Fargo & Company (“Wells Fargo”) completed its acquisition of Wachovia Corporation (“Wachovia”), the now former parent company of Evergreen Investment Management Company, LLC (“Evergreen”).
All references to Wachovia as the indirect owner of Evergreen in the Statement of Additional Information should be deleted and replaced with Wells Fargo.
Date: January 9, 2009